VAN ECK GLOBAL

                                                       Worldwide Insurance Trust
--------------------------------------------------------------------------------
                                                              SEMI-ANNUAL REPORT

                                                                   JUNE 30, 2001


                                   discipline

                                                 WORLDWIDE EMERGING MARKETS FUND



allocation



                                        diversity



                         GLOBAL INVESTMENTS SINCE 1955

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

Emerging markets turned in relatively good performance for the first six months of 2001, outperforming the major U.S. indices. However, positive returns have proved elusive, as fears of recession in the world economy have weighed on global equity markets. In this environment, the Van Eck Worldwide Emerging Markets Fund declined 0.72% in the first half of the year, compared with a loss of 1.78% for the MSCI Emerging Markets Free Index.*

We have a positive outlook for the emerging markets overall and expect them to continue their outperformance of developed markets. However, for serious and sustained positive returns we believe that the re-emergence of decent global growth will be required. Toward the end of the second quarter, some signs have started to appear that give grounds for optimism on this score.

Central banks around the world are easing liquidity fairly aggressively and governments are engaging in counter-cyclical fiscal stimulus. This should eventually stimulate a recovery in developed economies. Most emerging market economies have held up very well under the strain, with the notable exceptions of Argentina and Turkey. It is important to realize that the cathartic effect of the so-called "Asian crisis" has made most emerging market economies far less vulnerable to systemic risk. In general, the domestic sector in most countries has held up quite well, although exports generally have been weak. There is clearly a great deal of liquidity in most economies, which should fuel a rally in equity markets once recession fears abate.

We believe that the U.S. economy is at or near the bottom of the cycle, and expect a gradual recovery over the next twelve months. Europe and Japan appear to be lagging somewhat, but continuing monetary easing should ensure that 2002 will be a year of economic recovery.

Emerging markets tend to perform particularly well when global growth expectations turn from pessimism to optimism, as many emerging economies produce basic commodities such as oil, pulp, metals and agricultural products. Risk appetite increases in this environment, which also helps relatively riskier assets such as emerging markets. In addition, any rebound in technology spending should benefit exporters of computer hardware and software in India, Taiwan and Korea. Emerging market valuations are low in relation to more developed markets and relative to their own history, which gives further confidence of a strong rally once sentiment improves.

Emerging market stocks are underowned and unloved at the moment. Cheap valuations and increasing global liquidity conditions are generally a fairly potent combination. However, with a background of constant negative revisions to both earnings and economic growth in developed markets, it will be difficult for emerging markets to perform strongly. When growth expectations turn and risk aversion abates, emerging markets ought to provide not only the good relative performance seen in the first half, but also good absolute returns.

Exogenous factors will probably still dominate the performance of emerging markets in the near-term. Underlying this, the newsflow at the domestic and corporate level is still overwhelmingly positive. With less uncertainty and less volatility in the major global markets, emerging markets should perform well.


REVIEW

Emerging markets outperformed developed markets in the first half of 2001, despite an unfriendly global growth environment. The first half of 2001 saw coordinated easing in monetary conditions, which has led to a positive re-rating in some emerging markets. High oil prices have benefited countries such as Mexico and Russia. Though most emerging economies are much stronger than they were previously, debt dynamics in Argentina and Turkey have given cause for concern and many Asian markets have struggled in the face of falling demand for information technology products.

In terms of country weightings, we continued to favor Asia at the expense of Latin America, Emerging

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Europe and Africa throughout the first half of the year. Within Asia, Hong Kong/China remains the Fund's largest overweight position, which has benefited performance. We maintained our growth emphasis, although in the technology sector we have been principally overweight in the software sector, rather than the hardware industry.

The best performing Asian markets for the first half were those of GREATER CHINA (CHINA `B', +156%; TAIWAN, -1.0%; and HONG KONG, -13.6%)+ and SOUTH KOREA (+15%), which were less affected by the U.S. economic slowdown, and whose economies are less technology-oriented. In contrast, the Southeast Asian countries generally suffered from a lack of interest. One exception to this was THAILAND, which gained 15% after the election of a more stable government.

CHINA is responding well to monetary stimulus and exports are holding up well despite slowing global growth. Chinese consumers appear to be spending again, as the savage deflation that has been a feature of the Chinese economy is lifting. It appears as though the Chinese economy may be in the best shape it has been in since the early nineties. HONG KONG is showing a more mixed picture. It is still suffering from weak exports, but is a beneficiary of U.S. interest rate cuts and the spillover of liquidity from the mainland. Our total exposure to Hong Kong/China (14.4% of the Fund's total net assets as of June 30) is nearly twice the benchmark weighting, as we feel strongly that these markets will do well in the second half of the year.

The TAIWANESE market (12.7% of assets) performed well over the first quarter, but gave back those gains in the second. The Fund was underweight in exposure to this market through the first half, but less so in the second quarter, which contributed negatively to returns. Fear of slackening demand for electronics goods as the U.S. economy slows was the major reason. Elections at the end of the second quarter saw the incumbent party's candidate defeated, paving the way for some progress in stalled cross-straits negotiations. The technology sector here did not really participate in the rally that many U.S. technology stocks experienced in June, but we are hopeful that there will be an element of "catch-up" in the next few months. Over the longer run, while we appreciate the continuing strength of the outsourcing theme, we are concerned that China will increasingly become the destination of choice for new investment.

The Fund has avoided MALAYSIA (-13% year to date) as the economy is suffering from a pegged exchange rate that is starting to look uncompetitive. While interest rates should remain at subdued levels, providing valuation support for equities, we are skeptical of the corporate reform efforts and remain underweight.

INDIA'S (8.3% of assets) economy has performed relatively well so far this year, though the market is down 14%. The agricultural sector has benefited from a good monsoon (i.e., there has been sufficient rain). Privatization efforts by the government are still frustratingly slow, but at least some progress has been made. There has been a series of equity market-specific setbacks, including some stock manipulation scandals and a change to the settlement system, which have not helped. Unfortunately, many software stocks were especially hard hit. The issue for the software stocks is essentially a valuation one, as their business outlook remains very attractive.

The SOUTH KOREAN market (7.8% of assets) performed well in the second quarter after struggling in the first quarter. The domestic economy began to show signs of bottoming, with retail sales rising. The yen stabilized, which gave support to the Korean won. Domestic pension funds, which had built heavy cash positions in the first quarter, began to accumulate equities while foreign investors stopped selling. In our opinion, valuations are still attractive and we expect the market to continue to rally, particularly when economic newsflow from the U.S. improves.

In Latin America, MEXICO (10.4% of assets) has performed extremely well, rising 26% despite the slowdown in the U.S. Citibank and BBVA (Banco Bilbao Vizcaya Argentaria, a major Spanish bank) have invested $16 billion in the Mexican banking sector,

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

which has triggered further foreign direct investment and a strengthening of the peso. The Mexican economy is becoming increasingly integrated with the U.S. economy, leading to contracting risk premia and falling interest rates. The Mexican Congress is likely to approve a fiscal reform bill in the third quarter, which should lead to an investment-grade rating by Standard & Poor's. We expect to continue to focus our Latin exposure in Mexico over the rest of the year, as it has largely decoupled from negative events in South America.

BRAZIL (4.4% of assets) has performed poorly (down 19%) due to economic problems in Argentina that have caused the real (Brazil's currency) to lose approximately 16% of its value. The Central Bank has raised interest rates several times and investors have been wary of rising political risk and the effects of an electricity-rationing program. We have been underweight Brazil for some time and do not expect the above issues to be resolved in the short term.

In Eastern Europe, the RUSSIAN market (6.5% of assets) was the star performer, rising 28% in the second quarter alone, which brings the year-to-date gain to 51%. We have been consistently overweight in this market. Macroeconomic data points to a continuing recovery from the crisis of 1998. The strong oil price has helped, and improved tax collection has bolstered the government's finances. Putin has moved to consolidate state control over natural monopolies such as the gas and electricity sectors, prior to much needed reform. Many companies have improved corporate governance and several have published IAS (International Accounting Standards) accounts, which give clearer financial disclosure. Despite this rally, Russian companies trade at huge discounts to western peers, and we expect the market's strong performance to continue.

Other European markets put in poor performances, ranging from -18% for ISRAEL (5.2% of assets) to -16% for HUNGARY (0.3% of assets). The Fund benefited from strong performance in the Israeli pharmaceutical sector, though Israeli technology stocks have struggled.

We have been underweight TURKEY (0.3% of assets) for most of the year as we are pessimistic on the prospects for economic growth due to the extent of the country's debt. Though the International Monetary Fund (IMF) has bailed Turkey out in return for a promise of deep economic reforms, we see further currency weakness ahead. The Turkish market rebounded somewhat (+16% in the second quarter) but is still down 37% year to date.

SOUTH AFRICA (4.7% of assets) took a hit with its currency, the rand, declining approximately 6% in the first half. Some of this can be attributed to the political instability of its neighbor, Zimbabwe. The Fund remains underweight this market versus our benchmark. We do not favor the commodity-related stocks at the moment, and will wait to see further signs of the global reflation effort working before we commit substantial funds to this sector.

We would like to thank you for your participation in the Van Eck Worldwide Emerging Markets Fund, and we look forward to working with you in the future.

[Graphic omitted]             [Graphic omitted]

/s/ David A. Semple           /s/ David M. Hulme
--------------------          ------------------
DAVID A. SEMPLE               DAVID M. HULME
CO-PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER

July 6, 2001

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Investors should be aware that emerging market investments can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid.

* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made. This index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

+ All individual country returns are in U.S. dollar terms and are based on country-specific stock markets; for example, the Hong Kong market is measured by the Hang Seng Index.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

      [THE FOLLOWING TABLE REPRESENTS A PIE CHART IN THE PRINTED DOCUMENT]

                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2001


                     South Korea                      7.8%
                     Russia                           6.5%
                     South Africa                     4.7%
                     Brazil                           4.4%
                     China/Hong Kong                 14.4%
                     Singapore                        1.2%
                     Other                            3.4%
                     Cash/Equivalents                21.0%
                     Taiwan                          12.7%
                     Mexico                          10.4%
                     Israel                           5.2%
                     India                            8.3%

                         WORLDWIDE EMERGING MARKETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2001*
--------------------------------------------------------------------------------
CHINA UNICOM LTD.
(CHINA, 3.1%)
China Unicom provides telecommunications services in the People's Republic of China. The company's services include cellular, paging, long distance, data and Internet services. China Unicom operates an advanced telecommunications network system based on a fiberoptic transmission and core-switching network. It is the second-largest provider in the largest cellular market in the world.

SAMSUNG ELECTRONICS
(SOUTH KOREA, 2.7%)
Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunication equipment and televisions.

UNITED MICROELECTRONICS CORP.
(TAIWAN, 2.7%)
United Microelectronics designs, manufactures and markets integrated circuits
(ICs) and related electronics products. The company's main products are consumer electronics ICs, memory ICs, personal computer peripheral ICs and communication ICs.

INFOSYS TECHNOLOGIES LTD.
(INDIA, 2.5%)
Infosys Technologies provides IT consulting and software services, including e-business, program management and supply chain solutions. The group's services include application development, product co-development, and system implementation and engineering. Infosys targets businesses specializing in the insurance, banking, telecommunications and manufacturing sectors.

ESC MEDICAL SYSTEMS LTD.
(ISRAEL, 2.5%)
ESC Medical Systems develops, manufactures, and markets medical devices. The company utilizes both proprietary intense pulsed light source and laser technology for non-invasive treatment of varicose veins and other benign vascular lesions, as well as for hair removal and skin rejuvenation. ESC also markets surgical laser systems for use in a variety of medical applications. ESC recently took over its main competitor and now boasts a 70% market share.

GAZPROM+
(RUSSIA, 2.5%)
Gazprom is the largest gas production company in the world and exports a quarter of Western European consumption. It owns huge reserves and a vast pipeline network. The government has recently appointed a new CEO at Gazprom, which is the first step to reforming the company.

CHINA MOBILE (HONG KONG) LTD.
(HONG KONG, 2.4%)
China Mobile, through its subsidiaries, provides cellular telecommunication services in the People's Republic of China. With 58 million subscribers, China Mobile is the dominant player in the largest cellular market in the world.

HOUSING & COMMERCIAL BANK, KOREA
(SOUTH KOREA, 2.3%)
Housing & Commercial Bank specializes in consumer banking, and in particular, mortgage financing, but also undertakes a full range of commercial banking activities. The bank's restructuring and cost-cutting efforts have started to bear fruit, and the bank has made vast improvements in transparency. The bank is currently in the process of merging with Kookmin Bank to form South Korea's largest bank.

GRUPO FINANCIERO BANAMEX ACCIVAL, S.A. (BANACCI)
(MEXICO, 2.0%)
GF Banacci is a full-range financial services group with banking, insurance and asset management activities. It is the second-largest bank in Mexico and has recently launched a number of e-business initiatives. The Mexican banking system is beginning to grow again after several years of rebuilding since the Tequila Crisis in 1995. Banacci was recently acquired by Citibank.

YUKOS
(RUSSIA, 1.9%)
YUKOS is a vertically integrated oil company with subsidiaries throughout Russia. YUKOS subsidiaries control significant oil reserves in Western Siberia and the Volga region. The company has the largest distribution network in Russia and has recently improved corporate governance and disclosure.

-------------
* Portfolio is subject to change.
+ Gazprom is listed as an "equity swap" and, as such, does not appear in the "Schedule of Portfolio Investments." Please see "Notes to Financial Statements," pg. 14, for details.

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
          NO. OF                                    VALUE
COUNTRY   SHARES          SECURITIES (A)          (NOTE 1)
--------------------------------------------------------------------------------
BRAZIL: 4.4 %
        5,000,000   Banco Itau S.A. Pfd.        $  432,139
       10,511,100   Companhia Eletricidade de
                      Bahia (b) (c)                162,060
           60,000   Companhia Paranaense de
                      Energia (Copel) Pfd. (ADR)   450,600
       88,500,000   Companhia Paranaense de
                      Energia (Copel)              596,150
           13,500   Companhia Vale do Rio Doce
                      (CVRD)                       307,350
           16,500   Embraer Aircraft Corp.
                      (Sponsored ADR)              644,325
        1,175,000   Itausa Investimentos
                      Itau S.A.                  1,061,455
           87,000   Petroleo Brasileiro S.A.
                      Pfd.                       2,036,612
           50,600   Tele Norte Leste
                      Participacoes S.A. (ADR)     772,155
                                               -----------
                                                 6,462,846
                                               -----------
CHINA: 1.7%
        7,600,000   China Petroleum and
                      Chemical Corp.             1,520,019
        2,000,000   Matrix8848.net Holdings,
                      LLC (b)(c)(d)              1,000,000
                                               -----------
                                                 2,520,019
                                               -----------
CROATIA: 0.9%
          120,000   Pliva D.D. (GDR)             1,332,000
                                               -----------
EGYPT: 0.4%
           37,000   Egyptian Company for
                      Mobile Services              554,336
                                               -----------
HONG KONG: 12.7%
          610,000   Amoy Properties Ltd.           699,944
        1,298,500   Asia Satellite
                      Telecommunications
                      Holdings Ltd.              2,247,442
          865,000   ASM Pacific Technology Ltd.  1,552,583
        3,900,000   Brilliance China Automotive
                      Holdings Ltd.                950,011
          111,000   Cheung Kong
                      (Holdings) Ltd.            1,209,630
          110,000   China Mobile
                      (Hong Kong) Ltd.             581,032
          110,000   China Mobile (Hong Kong)
                      Ltd. (Sponsored ADR)       2,946,900
        1,594,000   China Unicom Ltd.            2,779,317
           98,300   China Unicom (ADR) Ltd.      1,739,910
        2,425,000   Denway Motors Ltd.             870,523
        1,370,000   Li & Fung Ltd.               2,248,233
        3,750,000   Zhejiang Expressway
                      Co. Ltd.                     913,472
                                               -----------
                                                18,738,997
                                               -----------
HUNGARY: 0.3%
            9,000   OTP Bank Rt.                   468,652
                                               -----------
INDIA: 8.3%
           90,500   Housing Development
                      Finance Corporation Ltd.   1,300,745
          400,000   HCL Technologies Ltd.        2,264,881
           48,800   Infosys Technologies Ltd.    3,747,661
          716,500   Satyam Computer
                      Services Ltd.              2,566,544
          570,000   Sonata Software Ltd.           206,601
          247,089   Videsh Sanchar Nigam Ltd.    1,701,888
          196,290   Visualsoft Technologies Ltd.   354,691
                                               -----------
                                                12,143,011
                                               -----------
INDONESIA: 0.5%
        1,860,000   PT Bank Pan Indonesia Tbk
                      Warrants (expiring 4/15/02)    3,429
        2,600,000   PT Telekomunikasi
                      Indonesia                    730,465
                                               -----------
                                                   733,894
                                               -----------
ISRAEL: 5.2%
          103,400   Bio-Technology General
                      Corp.                      1,344,200
            7,500   Check Point Software
                      Technologies Ltd.            383,775
          128,200   ESC Medical Systems Ltd.     3,702,416
           96,300   Fundtech Ltd.                  645,210

           18,000   Orbotech Ltd.                  648,900
           15,000   Teva Pharmaceutical
                      Industries Ltd.              931,950
                                               -----------
                                                 7,656,451
                                               -----------
MEXICO: 10.4%
          105,000   America Movil S.A de C.V
                      (ADR) Series L             2,190,300
           44,754   Cemex S.A.
                      (Sponsored ADR)            1,185,981
            6,250   Cemex Warrants
                      (expiring 12/13/02)           14,719
          319,840   Corporacion Interamericana de
                      Entretenimiento S.A.
                      de  C.V.                   1,324,268

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
          NO. OF                                   VALUE
COUNTRY   SHARES       SECURITIES (A)            (NOTE 1)
--------------------------------------------------------------------------------
MEXICO: (CONTINUED)
          697,600   Controladora Comercial
                      Mexicana S.A. de C.V.    $   650,168
          700,000   Consorcio ARA S.A. de C.V.   1,160,862
           12,000   Fomento Economico Mexicano
                      S.A.de C.V.
                      (Sponsored ADR)              513,720
           42,000   Grupo Aeroportuario del
                      Sureste S.A de S.V.(ADR)     785,400
          100,000   Grupo Elektra S.A.
                      (Sponsored GDR)              951,000
        2,900,000   Grupo Financiero Banamex
                      Accival, S.A. de C.V.      2,882,366
           18,200   Grupo Televisa S.A.
                      (Sponsored ADR)              728,182
           65,000   Telefonos de Mexico S.A.
                      de C.V.(Sponsored ADR)     2,280,850
          100,000   TV Azteca S.A.
                      (Sponsored ADR)              641,000
                                               -----------
                                                15,308,816
                                               -----------
PHILIPPINES: 0.1%
          157,800   Benpres Holdings
                      Corp.(Sponsored GDR)          99,414
                                               -----------
ROMANIA: 0.1%
       21,476,307   SNP Petrom (b)(c)              159,158
                                               -----------
RUSSIA: 6.5%
          132,000   Lukoil Holding (ADR)         1,551,000
           26,000   Mobile Telesystems
                      (Sponsored ADR)              712,400
          124,200   Norilsk Nickel               2,241,810
          100,000   Sun Interbrew Ltd.             339,460
        6,500,000   Surgutneftegaz
                      (Sponsored ADR)            1,660,750
        1,100,000   Tyumeneftegas                  324,500
          700,000   YUKOS                        2,737,000
                                               -----------
                                                 9,566,920
                                               -----------
SINGAPORE: 1.2%
          164,800   Datacraft Asia Ltd.            672,384
           85,000   Singapore Land Ltd.
                      Warrants (expiring
                      3/23/05)                      78,354
        1,780,000   Star Cruises Ltd.              961,200
                                               -----------
                                                 1,711,938
                                               -----------
SOUTH AFRICA: 4.7%
        1,850,000   African Bank
                      Investments Ltd.       $   2,105,149
          350,000   Comparex Holdings Ltd.         487,502
           43,000   Impala Platinum
                      Holding Ltd.               2,157,219
          235,000   Sasol Ltd.                   2,150,976
                                               -----------
                                                 6,900,846
                                               -----------
SOUTH KOREA: 7.8%
          150,926   Housing & Commercial
                      Bank, Korea                3,377,122
           45,700   Korea Telecom Corp.          1,827,297
            7,550   NCsoft Corp.                   614,187
           26,700   Samsung Electronics          3,941,869
           10,000   Shinsegae Co., Ltd.            722,799
             7000   SK Telecom Co., Ltd.         1,030,757
                                               -----------
                                                11,514,031
                                               -----------
TAIWAN: 12.7%
          117,762   Acer, Inc. (GDR)               392,147
          543,000   Advantech Co. Ltd.           1,837,337
        1,563,375   Compal Electronics, Inc.     1,680,072
          600,000   Elan Microelectronics Corp.  1,158,873
          420,000   Hon Hai Precision
                      Industry Co. Ltd.          2,207,958
        1,165,200   Powerchip Semiconductor
                      Corp.                        731,000
          406,300   R.O.C. Taiwan Fund           1,877,106
          450,000   Siliconware Precision
                      Industries Co. (ADR)       1,269,000
           140,00   Sunplus Technology Co. Ltd.    593,668
           910,95   Taiwan Cellular Corp.        1,187,968
        2,945,800   United Microelectronics
                      Corp                       3,910,051
          263,500   Via Technologies, Inc.       1,821,465
                                               -----------
                                                18,666,645
                                               -----------

TURKEY: 0.3%
        75,000,000  Turkiye Garanti
                      Bankasi A.S.                 378,000
                                               -----------
VENEZUELA: 0.8 %
            54,000  Compania Anonima Nacional
                      Telefonos de Venezuela
                      (CANTV)                    1,265,760
                                               -----------

TOTAL STOCKS AND OTHER INVESTMENTS: 79.0%
(COST: $134,319,929)                          $116,181,734
                                               -----------

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                            JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
SHORT-TERM                         DATE OF                      VALUE
OBLIGATIONS: 18.5%                 MATURITY     COUPON         (NOTE 1)
--------------------------------------------------------------------------------
Repurchase Agreement (Note
   12): Purchased on 6/29/01;
   maturity value $25,007,917
   (with State Street Bank &
   Trust Co., collateralized by
   $25,000,000 Federal
   National Mortgage
   Association--5.50% due
   3/05/04 with a value of
   $25,500,725)
   (Cost: $25,000,000)             7/02/01       3.80%       $  25,000,000
                                                             -------------
Repurchase Agreement (Note
   12): Purchased on 6/29/01;
   maturity value $2,272,719
   (with State Street Bank &
   Trust Co., collateralized by
   $2,265,000 Federal
   National Mortgage
   Association--5.50% due
   2/06/03 with a value of
   $2,318,438)
   (Cost: $2,272,000)              7/02/01       3.80            2,272,000
                                                             -------------

TOTAL SHORT-TERM OBLIGATIONS 18.5%
(COST: $27,272,000)                                             27,272,000
                                                             -------------

TOTAL INVESTMENTS: 79.0%
(COST: $161,591,929)                                           143,453,734

OTHER ASSETS LESS LIABILITIES: 2.5%                              3,609,391
                                                             -------------
NET ASSETS: 100%                                              $147,063,125
                                                             =============

--------------------------------------------------------------------------------
SUMMARY OF              % OF      SUMMARY OF             % OF
INVESTMENTS              NET      INVESTMENTS             NET
BY INDUSTRY            ASSETS     BY INDUSTRY           ASSETS
------------           ------     -----------           ------

Aerospace &
  Defense               0.4%      Medical Products &
Automotive              1.2%        Supplies             2.5%
Beverages               0.6%      Metals & Mining        3.2%
Building                0.8%      Pharmaceuticals        2.5%
Broadcast Media         0.9%      Retail                 1.6%
Conglomerate            0.1%      Technology
Computer Services       2.8%      Hardware              14.8%
Computer Software       5.6%      Telecommunications    17.2%
Development             2.1%      Transportation         1.8%
Distribution            1.5%      Utilities              0.8%
Energy                  8.2%      Short-Term
Entertainment           0.9%        Obligations         18.5%
Financial Services      8.2%      Other assets less
Investment Fund         1.3%        liabilities          2.5%
                                                      -------
                                                       100.0%
                                                      =======

-------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Fair value as determined by the Board of Trustees.
(c) Restricted security (Note 9).
(d) Affiliated company. See Schedule of Affiliated Company Transactions (Note
    11).

Glossary:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt

                        See Notes to Financial Statements

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value ((including repurchase agreements of $27,272,000)
   (cost $159,546,300)) (Note 1) ...........................................   $ 142,453,734
Investments in affiliate, at value (cost $2,045,629) (Note 11) .............       1,000,000
Cash and foreign currency ..................................................       4,109,567
Cash--initial margin for equity swap (Note 8) ..............................       1,992,807
Receivables:
   Securities sold .........................................................       1,102,043
   Dividends and interest ..................................................         599,105
   Capital shares sold .....................................................          54,477
   Unrealized appreciation on forward currency contracts (Note 6) ..........              79
   Due from broker (Note 8) ................................................       1,640,944
                                                                               -------------
       Total assets ........................................................     152,952,756
                                                                               -------------

LIABILITIES:
Payables:
   Capital shares redeemed .................................................       3,780,197
   Securities purchased ....................................................       1,921,269
   Due to adviser ..........................................................         112,801
   Accounts payable ........................................................          75,364
                                                                               -------------
       Total liabilities ...................................................       5,889,631
                                                                               -------------
Net assets .................................................................   $ 147,063,125
                                                                               =============
Shares outstanding .........................................................      17,875,901
                                                                               =============
Net asset value, redemption and offering price per share ...................   $        8.23
                                                                               =============
Net assets consist of:
   Aggregate paid in capital $195,490,974 Unrealized depreciation of investments, equity swaps, forward foreign currency contracts and foreign
   currency transactions ...................................................     (16,611,757)
   Net investment income ...................................................         296,393
   Cumulative realized loss ................................................     (32,112,485)
                                                                               -------------
                                                                               $ 147,063,125
                                                                               =============

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $109,785) .................................                $ 1,861,708
Interest ..............................................................................                    276,386
                                                                                                       -----------
    Total income ......................................................................                  2,138,094
                                                                                                       -----------

EXPENSES:
Management (Note 2) ...................................................................   $   755,455
Administration (Note 2) ...............................................................           319
Custodian .............................................................................       135,750
Report to shareholders ................................................................        24,242
Trustees' fees and expenses ...........................................................        23,346
Professional ..........................................................................        16,535
Transfer agency .......................................................................        11,191
Other .................................................................................        10,213
                                                                                          -----------
    Total expenses ....................................................................                    977,051
                                                                                                       -----------
    Net investment income .............................................................                  1,161,043
                                                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized loss from security transactions ..............................................                 (9,051,935)
Realized loss from foreign currency transactions ......................................                   (823,521)
Realized gain on equity swaps .........................................................                    275,855
Change in unrealized appreciation of forward foreign currency contracts and foreign
    currency transactions .............................................................                      4,872
Change in unrealized depreciation of investments and equity swaps .....................                  8,952,114
                                                                                                       -----------
Net realized and unrealized loss on investments, forward foreign currency contracts and
    foreign currency transactions .....................................................                   (642,615)
                                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................                $   518,428
                                                                                                       ===========

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   SIX MONTHS ENDED     YEAR ENDED
                                                                                                    JUNE 30, 2001      DECEMBER 31,
                                                                                                     (UNAUDITED)           2000
                                                                                                    -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income (loss) ................................................................    $   1,161,043     $    (471,587)
   Realized gain (loss) from security transactions .............................................       (9,051,935)        9,829,205
   Realized loss from foreign currency transactions ............................................         (823,521)         (449,047)
   Realized gain on equity swaps and foreign futures contracts .................................          275,855           241,453
   Change in unrealized appreciation (depreciation) of foreign currency transactions and forward
     foreign currency contracts ................................................................            4,872           915,925
   Change in unrealized appreciation (depreciation) of investments, futures and equity swaps ...        8,952,114      (105,933,563)
                                                                                                    -------------     -------------
Net increase (decrease) in net assets resulting from operations ................................          518,428       (95,867,614)
                                                                                                    -------------     -------------

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ...............................................................      623,386,144       654,660,210
   Cost of shares reacquired ...................................................................     (605,888,698)     (673,261,685)
                                                                                                    -------------     -------------
     Net increase (decrease) in net assets resulting from capital share transactions ...........       17,497,446       (18,601,475)
                                                                                                    -------------     -------------
     Total increase (decrease) in net assets ...................................................       18,015,874      (114,469,089)

NET ASSETS:
Beginning of period ............................................................................      129,047,251       243,516,340
                                                                                                    -------------     -------------
End of period (including net investment income (loss) of $296,393 and $(41,129), respectively) .    $ 147,063,125     $ 129,047,251
                                                                                                    =============     =============

*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED):
   Shares sold .................................................................................       72,777,250        56,256,494
   Shares reacquired ...........................................................................      (70,471,021)      (57,757,958)
                                                                                                    -------------     -------------
   Net increase (decrease) .....................................................................        2,306,229        (1,501,464)
                                                                                                    =============     =============

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                        SIX MONTHS
                                           ENDED                        YEAR ENDED DECEMBER 31,
                                       JUNE 30, 2001    ----------------------------------------------------
                                        (UNAUDITED)       2000            1999           1998         1997
                                       -------------    --------        --------       --------     --------
Net Asset Value, Beginning of Period    $   8.29        $  14.26        $   7.12       $  11.00     $  12.49
                                        --------        --------        --------       --------     --------
Income From Investment Operations:
Net Investment Income (Loss) ........       0.07           (0.03)           0.10(b)        0.09         0.14
Net Realized and Unrealized Gain
   (Loss) on Investments and Foreign
   Currency Transactions ............      (0.13)          (5.94)           7.04          (3.80)       (1.58)
                                        --------        --------        --------       --------     --------
Total From Investment Operations ....      (0.06)          (5.97)           7.14          (3.71)       (1.44)
                                        --------        --------        --------       --------     --------
Less Dividend and Distributions:
Dividend from Net Investment Income .         --              --              --          (0.09)       (0.05)

Distributions from Realized Capital
   Gains ............................         --              --              --          (0.08)          --
                                        --------        --------        --------       --------     --------
Total Distributions .................         --              --              --          (0.17)       (0.05)
                                        --------        --------        --------       --------     --------
Net Asset Value, End of Period ......   $   8.23        $   8.29        $  14.26       $   7.12     $  11.00
                                        ========        ========        ========       ========     ========
Total Return (c) ....................      (0.72)%        (41.87)         100.28%        (34.15)%     (11.61)%
--------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000) .....   $147,063        $129,047        $243,516       $ 54,513     $ 92,433
Ratio of Gross Expenses to
  Average Net Asset .................       1.29%(d)        1.33%           1.54%          1.61%        1.34%
Ratio of Net Expenses to
  Average Net Assets ................       1.29%(d)        1.26%(e)        1.34%(e)       1.50%        0.00%
Ratio of Net Investment Income (Loss)
   to Average Net Assets ............       1.54%(d)       (0.22)%(f)       0.80%          1.02%        0.91%
Portfolio Turnover Rate .............      75.36%         113.17%         143.03%        117.16%      142.39%

                                          FOR THE         FOR THE PERIOD
                                       EIGHT MONTHS         DECEMBER 21,
                                           ENDED            1995(A) TO
                                        DECEMBER 31,         APRIL 30,
                                           1996                1996
                                         -------              ------
Net Asset Value, Beginning of Period     $ 10.95              $10.00
                                         -------              ------
Income From Investment Operations:
Net Investment Income (Loss) ........       0.01(b)             0.07(b)
Net Realized and Unrealized Gain
   (Loss) on Investments and Foreign
   Currency Transactions ............       1.59                0.88
                                         -------              ------
Total From Investment Operations ....       1.60                0.95
                                         -------              ------
Less Dividend and Distributions:
Dividend from Net Investment Income .      (0.06)                 --
Distributions from Realized Capital
   Gains ............................         --                  --
                                         -------              ------
Total Distributions .................      (0.06)                 --
                                         -------              ------
Net Asset Value, End of Period ......    $ 12.49              $10.95
                                         =======              ======
Total Return (c) ....................      14.66%               9.50%
---------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000) .....    $15,355              $  597
Ratio of Gross Expenses to
  Average Net Asset .................       2.64%(d)            2.06%(d)
Ratio of Net Expenses to
  Average Net Assets ................       0.00%(d)            0.00%(d)
Ratio of Net Investment Income (Loss)
   to Average Net Assets ............       0.74%(d)            1.89%(d)
Portfolio Turnover Rate .............      29.53%              45.89%

-------------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for a period of less than one year is not annualized.
(d) Annualized.
(e) Excluding interest expense.
(f) Net effect of expense waiver and brokerage arrangement to average net assets was 0.02%.

                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS
Futures Contracts-The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed. There were no futures outstanding at June 30, 2001.

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There are no options written outstanding at June 30, 2001.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.

Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain administrative functions.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $104,587,820 and $101,020,267, respectively, for the six months ended June 30, 2001. For federal income tax purposes, the identified cost of investments owned at June 30, 2001 was $161,591,929. As of June 30, 2001, net unrealized depreciation for federal income tax purposes aggregated $18,138,195 of which $13,055,597 related to appreciated securities and $31,193,792 related to depreciated securities.

As of December 31, 2000, the Fund had a capital loss carryforward of $7,517,058 available, expiring December 31, 2006.

NOTE 4--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 5--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets.

Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At June 30, 2001, the Fund had the following outstanding forward foreign currency contracts:

                             VALUE AT
                            SETTLEMENT    CURRENT    UNREALIZED
CONTRACTS                      DATE        VALUE    DEPRECIATION
---------                   ----------    -------   ------------
FORWARD FOREIGN CURRENCY
  BUY CONTRACTS:
BRL 24,067
  Expiring 7/03/01           $ 10,373    $ 10,452       $ (79)
ZAR 5,427
  Expiring  7/02/01               674         674          --
                                                        -----
                                                        $ (79)
                                                        =====

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this deferred liability net of the corresponding asset Worldwide Emerging Markets
Fund for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of June 30, 2001 the net value of the asset and corresponding liability of the Fund's portion of the Plan is $44,132.

NOTE 8--EQUITY SWAP--The Fund entered into the following equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker.

At June 30, 2001, the Fund had the following outstanding swap (stated in U.S. dollars):

                NUMBER
 UNDERLYING       OF      NOTIONAL   TERMINATION    UNREALIZED
 SECURITIES     SHARES     AMOUNT        DATE      DEPRECIATION
 ----------    --------   --------   -----------   ------------
OAO Gazprom   6,490,000  $3,633,751      Open       $1,640,944


NOTE 9--RESTRICTED SECURITIES
The following securities are restricted as to sale and deemed illiquid:

                                                               PERCENT
                                                               OF NET
                                                               ASSETS
                        DATE                        TOTAL        AT
                      ACQUIRED        COST          VALUE      6/30/01
                     ---------      --------      ----------   -------
Matrix8848.net
  Holdings, LLC        6/14/00     $2,045,629     $1,000,000     0.7%
SNP Petrom            10/27/97      1,936,469        159,158     0.1
CIA Eletricidade      10/22/97-
  de Bahia             5/11/99        535,54         162,060     0.1
                                   ----------     ----------     ---
                                                  $1,321,218     0.9%
                                                  ==========     ===

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 10--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck (the "Series") in a $15 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Series, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Series have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Fund borrowed an average daily amount of $679,601 at a weighted average interest rate of 4.69% under the Facility. At June 30, 2001, there were no outstanding borrowings under the Facility.

NOTE  11--SCHEDULE  OF  AFFILIATED   COMPANY   TRANSACTIONS--Transactions   with
affiliates (as defined by the Investment Company Act of 1940) for the six months ended June 30, 2001.

                                                  TOTAL
                                    SHARES         COST          VALUE
                                   ---------    ----------    ----------
Matrix 8848.net Holdings, LLC      1,000,000    $2,045,629    $1,000,000

NOTE 12--REPURCHASE AGREEMENTS--Collateral for the repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.


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This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.